UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

United Refining Company

(Exact name of registrant as specified in its charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania		16365
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (814) 723-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 1, 2007, United Refining Company (the “Company”) issued a press release announcing its intention to commence a private placement offering to eligible purchasers of an additional $100 million principal amount of its 10 1/2% Senior Notes due 2012 (the “Additional Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Additional Notes are to be issued under an indenture dated as of August 6, 2004, pursuant to which $225,000,000 of notes of the same series were previously issued. The resale of the Additional Notes in connection with the private placement offering, which is subject to market and other conditions, will be made within the United States only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”)) and outside the United States only to non-U.S. investors under Regulation S of the Act.

The Company intends to use the net proceeds from this offering for capital expenditures and for general corporate purposes.

The Additional Notes being offered have not been registered under the Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state laws.

Certain information included in the Preliminary Offering Memorandum dated May 1, 2007 relating to the Company’s private placement offering (the “Preliminary Offering Memorandum”) under the captions “Summary—The Company”, “Summary—Competitive Strengths”, “Summary—Business Strategy”, “Summary—Outlook”, “Summary—The Offering—Ranking”, “Summary—Summary Historical and Pro Forma Consolidated Financial and Other Operating Data” and “Risk Factors—Risks Relating to the Business” is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release of the Company, dated May 1, 2007, entitled “United Refining Company Announces Private Offering of Additional Notes.”

99.2	Certain information included under the captions “Summary—The Company”, “Summary—Competitive Strengths”, “Summary—Business Strategy”, “Summary—Outlook”, “Summary—The Offering—Ranking”, “Summary—Summary Historical and Pro Forma Consolidated Financial and Other Operating Data” and “Risk Factors—Risks Relating to the Business” in the Preliminary Offering Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2007	UNITED REFINING COMPANY

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Vice President and Chief Financial Officer